SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2006


                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    0-7261                     84-0630863
 ---------------------------         ----------               -----------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)


                        2 Gannett Drive, Suite 418,
                             White Plains, New York                 77032
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (866) 559-3822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     OTHER EVENTS.

     On March 20, 2006, Chaparral Resources, Inc. ("Chaparral") was served with two complaints filed against Chaparral, LUKOIL Overseas Holding Limited (`Lukoil") and the directors of Chaparral (collectively, the "defendants") in connection with the previously announced proposed merger of Chaparral with a subsidiary of Lukoil. On March 17, 2006, George S. Brody filed a complaint against the defendants in the Court of Chancery in the State of Delaware in and for New Castle County, and on March 15, 2006, Rebecca Newman filed a complaint against the defendants in the Supreme Court of the State of New York, County of Westchester. Both complaints request, among other things, that the suit be designated a class action in favor of stockholders, that the proposed merger of Chaparral with a subsidiary of Lukoil be enjoined for lack of an adequate price, among other things, unspecified compensatory damages and an unspecified amount for costs and disbursements, including fees of plaintiff's counsel and experts. These complaints also allege that the defendants breached their fiduciary duties to the stockholders of Chaparral. Chaparral believes that the lawsuits are without merit and intends to defend vigorously against the actions. This summary and description of the George S. Brody and Rebecca Newman complaints is qualified in its entirety by reference to the complaints, which have been filed as Exhibits 99.1 and 99.2 and are incorporated herein by this reference.

     Additionally, as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2005, a complaint was also filed on March 14, 2006 by Robert Kelly against the defendants in the Court of Chancery in the State of Delaware in and for New Castle County requesting, among other things, that the suit be designated a class action in favor of stockholders, that the proposed merger be declared unlawful and unenforceable because it was allegedly entered into in breach of the individual defendants' fiduciary duties, and that the proposed merger be enjoined. The complaint also requests an unspecified amount for cost and disbursements, including fees of plaintiff's counsel and experts. Chaparral believes that the lawsuit is without merit and intends to defend vigorously against the action. This summary and description of the Robert Kelly complaint is qualified in its entirety by reference to the complaint, which has been filed as Exhibit 99.2 to our Annual Report on Form 10-K for the year ended December 31, 2005 and is incorporated herein by this reference.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits

    99.1 Complaint filed in the Court of Chancery in the State of Delaware in and for New Castle County, captioned George S. Brody, on behalf of himself and all others similarly situated, v. Oktay Movsumov, Dmitri Timoshenko, Boris S. Zilbermints, Peter G. Dilling, Alan D. Berlin, LUKOIL Overseas Holding, Ltd. and Chaparral Resources, Inc., Civil Action No. 2013-N, filed March 17, 2006.

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    99.2       Complaint filed in the Supreme Court of the State of New York,
               County of Westchester, captioned Rebecca Newman, on behalf of herself and all others similarly situated, v. Oktay Movsumov, Dmitri Timoshenko, Boris S. Zilbermints, Peter G. Dilling, Alan
               D. Berlin, LUKOIL Overseas Holding, Ltd. and Chaparral Resources, Inc., Civil Action No. 06-04478, filed March 15, 2006.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 23, 2006                        CHAPARRAL RESOURCES, INC.



                                            By:  /s/  Alan D. Berlin
                                               --------------------------------
                                                      Alan D. Berlin
                                                      Director and Secretary